UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2017

INTELLIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37766	36-4785571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (857) 285-6200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 15, 2017, Intellia Therapeutics, Inc. (the “Company”) issued a press release entitled “CRISPR Therapeutics, Intellia Therapeutics, Caribou Biosciences and ERS Genomics Provide Update on CRISPR/Cas9 U.S. Patent Interference Proceedings and Grants of Corresponding Patents in the U.K.” A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated February 15, 2017, entitled “CRISPR Therapeutics, Intellia Therapeutics, Caribou Biosciences and ERS Genomics Provide Update on CRISPR/Cas9 U.S. Patent Interference Proceedings and Grants of Corresponding Patents in the U.K.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intellia Therapeutics, Inc.

Date: February 15, 2017	By:	/s/ Nessan Bermingham
Nessan Bermingham, Ph.D. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated February 15, 2017, entitled “CRISPR Therapeutics, Intellia Therapeutics, Caribou Biosciences and ERS Genomics Provide Update on CRISPR/Cas9 U.S. Patent Interference Proceedings and Grants of Corresponding Patents in the U.K.”